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                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                     UBS AG
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               Switzerland                                       98-0186363
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(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification no.)

    Bahnhofstrasse 45, Zurich and
      Aeschenvorstadt 1, Basel
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(Address or Principal Executive Offices)                              (Zip Code)

If this form relates to the                 If this form relates to the
registration of a class of securities       registration of a class of
pursuant to Section 12(b) of the            securities pursuant to Section 12(g)
Exchange Act and is effective               of the Exchange Act and is effective
pursuant to General Instruction             pursuant to General Instruction
A.(c), please check the following           A.(d), please check the following
box: [X]                                    box: [ ]

Securities Act registration statement file number to which
this form relates:                                                  333-46930
                                                                 ---------------
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                               Name of Each Exchange on Which
To be so Registered                               Each Class is to be Registered
-------------------------------------             ------------------------------

Enhanced Appreciation Securities, due             American Stock Exchange
January [ ], 2004 (linked to the
performance of a basket of common
stocks)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                ----------------
                                (Title of Class)
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INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            UBS AG (the "Company") hereby incorporates by reference the description of its securities to be registered hereunder contained in the Prospectus under "Description of Notes We May Offer" and in the Preliminary Prospectus Supplement filed with the Commission on December 3, 2002 under Rule 424(b) and in the Prospectus dated May 17, 2001, pursuant to an effective Registration Statement on Form F-3 (File No. 333-46930) filed with the Commission on May 15, 2001, under the Securities Act of 1933, as amended (the "F-3 Registration Statement"), as Post-Effective Amendment No. 3 to the Company's Registration Statement on Form F-1 filed with the Commission on September 29, 2000, as amended by Post-Effective Amendment No. 1 on Form F-1 filed with the Commission on March 23, 2001 and by Post-Effective Amendment No. 2 on Form F-1 filed with the Commission on March 29, 2001.

ITEM 2.     EXHIBITS.

            1. Form of Indenture, between the Company and U.S. Bank Trust National Association, as Trustee (included as Exhibit 4.1 to the F-3 Registration Statement)

            2. Form of Enhanced Appreciation Security due January [ ], 2004 (linked to the performance of a basket of common stocks)
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            3.    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                      UBS AG
                                                      (Registrant)


Date: December 19, 2002                            By: /s/ Robert C. Dinerstein
                                                       ------------------------
                                                          Robert C. Dinerstein
                                                          Managing Director

                                                   By: /s/ Robert B. Mills
                                                       ------------------------
                                                          Robert B. Mills
                                                          Managing Director